                                                                  EXHIBIT 10.2.2


                              TCC INDUSTRIES, INC.
                 1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
 (Which Amends and Restates the 1985 Non-Employee Directors Stock Option Plan)

                                  BACKGROUND:

         As of July 23, 1985 TCC Industries, Inc., a Texas corporation formerly named TeleCom Corporation (the "Corporation"), adopted that certain 1985 Non-Employee Directors Stock Option Plan, which plan was amended August 20, 1985 and May 6, 1987 (said plan, as so amended, being referred to herein as the "Original Plan"). Under the Original Plan, options could be granted for the purchase of an aggregate of 50,000 shares of Common Stock ("Common Stock") of the Corporation. As of August 2, 1995, stock options were outstanding under the Original Plan to Non-Employee Directors of the Corporation for the purchase of an aggregate 16,500 shares of Common Stock. On August 2, 1995, the Board of Directors of the Corporation approved an amendment and restatement of the Original Plan, as set forth below. On February 28, 1996, the Board of Directors approved a reduction in the number of shares of Common Stock that may be issued pursuant to Options granted and to be granted under the Plan, from 100,000 to 75,000 shares. Such reduction is reflected below. The amendment and restatement of the Original Plan, set forth below, shall be referred to hereafter as the 1995 Non-Employee Directors Stock Option Plan and referred to herein as the "Plan." Capitalized words and phrases used in this Plan, and not otherwise defined herein, have the meanings stated in Section 17 below.

         1.      STATEMENT OF PURPOSE.     The principal purpose of this Plan
is to benefit the Corporation through offering its directors who are not employees or officers (each a "Non-Employee Director") of the Corporation or its subsidiaries, a favorable opportunity to become holders of the Common Stock, thereby giving them a stake in the growth and prosperity of the Corporation, in order to align more fully their viewpoints with the other stockholders of the Corporation and to encourage them to continue serving as directors of the Corporation.

         2.      ELIGIBILITY.     Options shall be granted under this Plan only
to Non-Employee Directors.

         3.      TOTAL SHARES SUBJECT TO PLAN.     Options may be granted for a
total of 75,000 shares of Common Stock, of which Options for a total of 16,500 such shares remain outstanding under the Original Plan as of August 2, 1995, as described on Schedule 1 attached hereto. The Corporation shall reserve sufficient shares to meet the Plan's requirements. Shares issued upon an Option exercise may be authorized and unissued shares or shares held in the Corporation's treasury. If an outstanding Option expires or terminates, shares allocable to the unexercised portion of the Option may be optioned again under the Plan.

         4.      PLAN ADMINISTRATION.      The Committee will administer this
Plan. The Committee will interpret and construe the Plan and the terms of any Option and will make all other decisions necessary or advisable for administering the Plan.

         5.      OPTION GRANTS.   (a) Each person eligible to receive an Option
pursuant to the terms of Section 2 hereof who is first elected to the Board of Directors after adoption of this Plan, and who is a Non-Employee Director on the date of such election, will receive an Option for the purchase of 4,000
shares of Common Stock.   On the date that each Non-Employee Director completes
two full years of service as a Non-Employee Director, such person will receive, automatically and without the exercise of discretion on the part of any person, an Option (in addition to any Options which have may been granted to such person under the Original Plan or otherwise pursuant to this Plan) for the purchase of 2,000 shares of Common Stock, and on the date that such person completes four full years of service as a Non-Employee Director, such person will receive, automatically and without the exercise of discretion on the part of any person, an Option (in addition to any Options which may have been granted to such person under the Original Plan or otherwise pursuant to this
Plan) for the purchase of an additional 2,000 shares of Common Stock, and thereafter, such Non-Employee Director will not be eligible to receive any further or additional grants or awards of Options under this Plan, regardless of whether such Non-Employee Director exercises in whole or in part the Option or Options representing the original grant, except that upon expiration of an Option (each an "Expired Option") the exercise price under which exceeds the fair market value (as determined in Section 5(b) below) of the Common Stock on the expiration date thereof, without such Expired Option having been exercised in its entirety, and subject to the limitations of Section 5(c) below, such Optionee shall be automatically granted a new Option (each a "New Option") for the purchase of such number of shares of Common Stock as shall equal the number of shares remaining unexercised under and upon expiration of such Expired Option, and the exercise price for such shares underlying the New Option will be the fair market value of the Common Stock as of the date of grant of the New Option, as determined in Section 5(b) immediately below.

                 (b) Subject to adjustment under Section 10, the option price shall be the fair market value of the Common Stock at the time the option is granted, as determined by the average closing price of the Common Stock for the seven trading days immediately preceding the date of such grant on any exchange or dealer market that serves as the primary trading market for the Common Stock at such time.

                 (c) An Option may not be granted after August 1, 2005. An Option must be exercised within 10 years after the date the Option is granted.

                 (d) Except as provided below, the right of the Optionee to purchase shares of Stock under each Option shall accrue and vest in five equal annual installments beginning on the first anniversary of the date of the grant of such Option.

                 (e) Options granted under the Plan are intended not to be treated as incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         6. NON-TRANSFERABILITY OF OPTION. During the lifetime of the Optionee, Options shall be exercisable only by the Optionee and Options shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         7. EXERCISE AND PAYMENT. An Option may be exercised from time to time during the term of the Option as to any or all full shares which have vested under the Option, subject to compliance with the terms of the agreement evidencing the Option. Exercise of an Option will not be effective until the Corporation has received written notice of the exercise, specifying the whole number of shares to be purchased, accompanied by payment in full of the aggregate price of the Common Stock purchased. Fractional shares will not be issued or sold. The purchase price of Common Stock for which an Option is exercised must be paid to the Corporation in full at the time of exercise. Payment must be in the form of cash or a certified or cashier's check. Within a reasonable time after payment is received, the Corporation will issue and deliver to Optionee a certificate representing the Common Stock purchased.

         8. TERMINATION -- EXERCISE THEREAFTER. (a) In the event an Optionee ceases to be a director of the Corporation for any reason other than death or permanent disability, the Optionee may exercise the outstanding portion of his or her Option at any time within one month after such termination to the extent Optionee's right to exercise has vested; provided that if, having ceased to be a director, such Optionee immediately becomes an employee or consultant of the Corporation or a subsidiary of the Corporation, termination for purposes of this sentence shall be deemed to occur when such Optionee ceases to be an employee or consultant. Notwithstanding the foregoing, if Optionee is removed from his or her position as a director for dishonesty or other acts detrimental to the interests of the Corporation or an Affiliate, all Options granted to Optionee will automatically be void and not exercisable immediately upon the occurrence of such termination.

         (b) In the event of the death or permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as it shall be subsequently amended) of an Optionee, an Option may be exercised by such Optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of death or permanent disability, but only to the extent the Option was exercisable at the date of death or permanent disability.

         9. LIMITED RIGHTS. An Optionee will not have any rights as a shareholder regarding any Option shares before the date when the Corporation issues Optionee a certificate for such shares. No adjustment will be made for dividends or distributions or other rights for which the record date occurs before the certificate is issued. Nothing contained in the Plan or in any option granted pursuant thereto shall, in itself, confer upon any Optionee any right to continue serving as a director of the Corporation or interfere in any way with any right of the Board of Directors or stockholders of the Corporation, pursuant to the Articles of Incorporation or Bylaws of the Corporation or applicable law, to remove such director.

         10. CERTAIN ADJUSTMENTS. (a) In the event that the Corporation shall hereafter at any time change as a whole, by split-up, subdivision or combination in any manner or by the making of a stock dividend, the number of shares of Common Stock into a different number of shares of Common Stock, (i) both (A) the aggregate number of shares of Common Stock subject to this Plan as specified in Paragraph 3 hereinabove, and (B) the number of shares of Common Stock which immediately prior to such change the holders of Options shall have been entitled to purchase, shall be increased or decreased in direct proportion to the increase or decrease, respectively, in the number of shares of Common Stock outstanding immediately prior to such change, and (ii) the Option Price per share applicable to such Option shall be increased or decreased as the case may be, in inverse proportion to such increase or decrease in the number of shares of Common Stock outstanding immediately prior to such change.

          (b) A dissolution or liquidation of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, or a transaction in which another corporation or other entity or person becomes the owner of 80% or more of the total combined voting power of all classes of stock of the Corporation will cause every Option then outstanding to fully vest, and in such event, the Optionee holding each then outstanding Option will have a right, exercisable within a period of 30 days immediately prior to the closing of such dissolution, liquidation, merger, consolidation, or transaction, to exercise such Option in full or in part.

         11. DUTY TO FURNISH INFORMATION. Each Optionee must furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation under any applicable statute or regulation.

         12. COMPLIANCE WITH SECURITIES LAWS. An Option may not be exercised in whole or in part unless (i) a registration statement under the Securities Act is filed and effective for shares subject to the Option, and exercise of the Option and issuance of shares thereunder are qualified under any applicable state securities or Blue Sky laws; or (ii) exercise of the Option and issuance of shares thereunder without Securities Act registration or state law qualification is otherwise permissible, and the Corporation receives an opinion of counsel acceptable to the Corporation to that effect. A certificate for shares issued upon exercise of an Option which have not been registered under the Securities Act or qualified under applicable state securities or Blue Sky laws must bear the following legend:

         "The Securities represented by this instrument have been acquired for investment and have not been registered under the federal Securities Act of 1933, as amended, or the securities laws of any state. Without such registration, such securities may not be sold, pledged, hypothecated or otherwise transferred, except upon delivery to the Corporation of an opinion of counsel satisfactory to the Corporation that registration is not required for such transfer or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation to the effect that any such transfer shall not be in violation of the Securities Act of 1933, as amended, or applicable state securities laws or any rule or regulation promulgated thereunder."

         13. AMENDMENT OR DISCONTINUANCE OF PLAN. The Board of Directors may amend or discontinue the Plan at any time; provided, however:

         (a) that no amendment or discontinuance shall change or impair any Options previously granted without the consent of the Optionee;

         (b) that no amendment shall, without the affirmative vote of the holders of a majority of the shares of all classes of stock of the Corporation voting in person or by proxy, and entitled to vote at a duly held stockholders meeting, or without the written consent of the holders of a majority of the shares of all classes of stock entitled to vote, (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the number of securities which may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan;

         (c) that the provisions of the Plan relating to the amount and price of securities to be issued under the Plan, or the timing of such issuances, shall not be amended more than once every six months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         14. EFFECTIVE DATE. This Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Corporation. If this Plan is approved by the affirmative vote of the holders of a majority of the voting stock of the Corporation voting in person or by proxy at a duly held stockholders' meeting it shall be deemed to have become effective on August 2, 1995, the date of adoption by the Board of Directors. Options may be granted under this Plan prior, but subject, to the approval of this Plan by stockholders of the Corporation and, in each such case, the date of grant shall be determined without reference to the date of approval of this Plan by the stockholders of the Corporation. Notwithstanding any other provision of this Plan to the contrary, no Option granted hereunder shall be exercisable prior to the date on which this Plan is approved by the stockholders as herein contemplated. Notwithstanding the foregoing, nothing herein affects the rights of Optionees under Options granted under the Original Plan.

         15. HOLDING PERIOD. Anything contained in the Plan to the contrary notwithstanding, any disposition of an Option otherwise permitted by the terms of the Plan, or of the Common Stock acquired upon exercise of an Option, shall be subject to compliance with the requirements of paragraph
(c)(1) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, applicable to such disposition, and any date, period or procedure specified or referred to in the Plan with respect to any such disposition, shall be adjusted, if necessary, so as to give effect to this Section 15.

         16. OPTION AGREEMENT. Each Option must be evidenced by a written agreement, substantially in the form attached hereto as Exhibit A, signed by the Optionee and by an authorized officer of the Corporation. Terms of the agreement must conform to the Plan, state the Option price and specify the period for which the Option is granted. The agreement may contain such other terms consistent with the provisions of the Plan as the Committee may deem appropriate.

         17.     DEFINITIONS.     As used in this Plan, the words and phrases
below have the following meanings, and the following rules apply:

                 (a)      AFFILIATE - a Parent or Subsidiary.

                 (b)      BOARD - the Board of Directors of the Corporation.

                 (c) COMMITTEE - The Committee appointed by the Board. The Board may fill vacancies on the Committee and from time to time may remove members from or add members to the Committee. The Committee will select one of its members as Chairman and will hold meetings when and where it determines. A majority of Committee members will constitute a quorum for a Committee meeting. A majority vote of the Committee at which a quorum is present, or decisions reduced to writing and signed by a majority of the Committee membership, will be valid acts of the Committee. If a Committee is not appointed, or the Board in its discretion so chooses, the Board may act as the Committee and may exercise all powers and fulfill all duties of the Committee. No Board or Committee member will be liable for any action or decision made in good faith concerning the Plan or any Option.

                 (d) COMMON STOCK - The Common Stock, $1.00 par value per share, of the Corporation, or any other class of common stock of the Corporation hereafter issued in exchange or in substitution thereof which has dividend and voting rights no less favorable than the voting power and dividend rights of presently outstanding common stock of the Corporation, provided all shares reserved for sale under the Plan will be free of preemptive rights of shareholders of the Corporation.

                 (e)      CORPORATION   -   TCC Industries, Inc.,   a Texas
corporation.

                 (f) EMPLOYEE - any person employed by the Corporation or an Affiliate of the Corporation.

                 (g)      NON-EMPLOYEE DIRECTOR - As defined in Section 1.

                 (h)      OPTION - an Option granted under this Plan.

                 (i) OPTIONEE - the holder of an unexpired Option which has not been exercised in full. This term includes the executor or administrator of the holder's estate, or any person who inherited all or part of the Option, and who may validly exercise the Option under Section 8(b).

                 (j) PARENT - any corporation which qualifies at the time of an Option grant as a parent in an unbroken chain of corporations ending with the Corporation, determined by using the definition of "parent corporation" contained in Section 425(e) of the Code or any substantially similar provision later enacted.

                 (k) PLAN - the 1995 Non-Employee Directors Stock Option Plan (which amends and restates the 1985 Non-Employee Directors Stock Option Plan of the Corporation), as set forth in this document and including any subsequent amendments approved by the Board of Directors or by the shareholders of the Corporation.

                 (l) SECURITIES ACT - the federal Securities Act of 1933, 48 Stat. 74, as amended.

                 (m) SECURITIES EXCHANGE ACT - the federal Securities Exchange Act of 1934, 48 Stat. 881, as amended.

                 (n) SUBSIDIARY - any corporation which qualifies at the time of an Option grant as a subsidiary in an unbroken chain of corporations
beginning with the Corporation, determined by using the    definition    of
"subsidiary    corporation"    contained    in Section 425(f) of the Code or
any substantially similar provision later enacted.

  APPROVED by the Board of Directors by duly adopted resolution on August 2, 1995.

         RATIFIED AND APPROVED by the Shareholders of the Corporation by duly adopted resolution on ___________________ , 1996.




                                                  _____________________________
                                                  Secretary

                                   SCHEDULE 1

                                                       DATE OF     OPTION PRICE    NO. OF    UNEXERCISED
OPTION NO.                  OPTIONEE                    GRANT       PER SHARE      SHARES      OPTIONS
----------   ---------------------------------------   --------    ------------    ------    -----------
 1.          William Callahan.......................   8/20/85     $3.125           4,000        4,000
 4.          Ed R.L. Wroe, Jr.......................   8/20/85     $3.125           4,000        4,000
 8.          William Callahan.......................   5/06/87     $1.875           4,000        4,000
10.          Ed R.L. Wroe, Jr.......................   5/06/87     $1.875           4,000          500
18.          Frank W. Denius........................   11/03/93    $3.50            4,000        4,000
                                                                                   ------       ------
             Total                                                                 20,000       16,500